Exhibit 32.1

ESIO WATER & BEVERAGE DEVELOPMENT CORP. AND SUBSIDIARIES

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Esio Water & Beverage Development Corp. (the “Company”) for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Andrew Ecclestone, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Andrew Ecclestone Andrew Ecclestone President and Chief Executive Officer

Dated:	November 14, 2014